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                                                 EXHIBIT 32.1

                     CERTIFICATION PURSUANT TO
                      18 U.S.C. SECTION 1350
                      AS ADOPTED PURSUANT TO
            SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Omagine, Inc. on Form 10-K for the period ending December 31, 2009 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, the undersigned certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1) The Report fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

        (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Omagine, Inc.


/s/  Frank J. Drohan
-------------------------
Frank J. Drohan
Chief Executive
 and Financial Officer


April 14, 2010


The originally executed copy of this Certification will be maintained at the Company's offices and will be made available for inspection upon request.